UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2025

SPECTRAL AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2515 McKinney Avenue, Suite 1000 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 499-4934

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MDAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, at an exercise price of $11.50 per share	MDAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On March 27, 2025, Spectral AI, Inc. (the “Company”) reported its financial results for the quarter and year ended December 31, 2024. A copy of the press release containing this information is furnished as Exhibit 99.1 hereto and is incorporated by reference in this Item 2.02.

Additionally, the Company hosted a conference call on March 27, 2025, at 5:00 pm Eastern Time with financial analysts to discuss the Company’s financial results and other business matters. The event will be available for replay on the Company’s website: https://investors.spectral-ai.com/news-events/events.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On March 26, 2025, the Board of Directors of the Company (the “Board”) approved an amendment to an employment agreement with its Chief Financial Officer, Vincent Capone, effective as of such date (the “Amended Agreement”). Under the Amended Agreement, Mr. Capone will receive annual base compensation of $440,000. He will be eligible for an annual bonus of $250,000 for the 2024 calendar year, and an annual bonus for future years of employment up to his annual base salary, but not less than $250,000, based upon the achievement of certain milestones and performance goals as specified by the Board from time to time. In connection with the execution of the Amended Agreement, the Board amended the vesting of the 150,000 restricted stock units (RSUs) issued to him on February 29, 2024 under and subject to the terms of the Company’s 2023 Long Term Incentive Plan to vest as follows: (i)100,000 of the RSUs vested as of such date, and (ii) 50,000 RSUs will vest on December 31, 2025. Upon a change of control of the Company, the RSUs will become fully vested. In addition, Mr. Capone was granted non-qualified stock options under and subject to the terms of the Company’s 2023 Long Term Incentive Plan to acquire 75,000 shares of common stock of the Company. The options shall vest as follows: (i) 25,000 options shall vest over a 12-month period beginning on April 1, 2025, and (ii) 50,000 options shall vest according to certain goals and milestones.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Spectral AI, Inc., dated March 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2025

SPECTRAL AI, INC.

By:	/s/ Vincent S. Capone
Name:	Vincent S. Capone
Title:	Chief Financial Officer

2